Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Apr. 27, 2019	Apr. 28, 2018	Apr. 29, 2017
Net income (loss)	$ 3,769	$ (125,480)	$ 22,023
Other comprehensive income (loss), net of tax:
(Increase) decrease in minimum pension/post-retirement liability (net of deferred tax benefit (expense) of $(8), $15 and $(107), respectively)	22	(39)	164
Total comprehensive income (loss)	$ 3,791	$ (125,519)	$ 22,187